                                                                   Exhibit 10.27

                                            ***Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2



                       FIRST AMENDMENT TO LEASE AGREEMENT


        THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made as of November 10, 1998, by and between HMS GATEWAY OFFICE L.P., a Delaware limited partnership ("Landlord"), and COULTER PHARMACEUTICAL, INC., a Delaware corporation. ("Tenant").

                                    RECITALS

        A. Landlord and Tenant have previously entered into that certain Lease Agreement dated November 7, 1997 (the "Lease").

        B. Pursuant to the Lease, Tenant leased from Landlord approximately [...***...]* square feet (the "Original Premises"), which Original Premises constitute the entire building commonly known as 600 Gateway Boulevard, South San Francisco, California (the "Building").

        C. Landlord and Tenant desire to amend the Lease to reflect the expansion of the Original Premises, all upon and subject to the terms, covenants and conditions hereinafter set forth.

                                    AGREEMENT

        NOW THEREFORE, in consideration of the agreements of Landlord and Tenant herein contained and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. DEFINED TERMS. Except as otherwise defined herein, capitalized terms shall have the meaning ascribed to them in the Lease.

        2. PREMISES.

        Landlord shall lease to Tenant, and Tenant shall lease from Landlord, the Premises on the terms and conditions set forth in the Lease and herein. From and after the Expansion Space Commencement Date (as defined in Exhibit B-FA attached hereto), the Premises shall mean the Original Premises and an additional approximately [...***...] square feet (the "Expansion Space"), which Expansion Space shall constitute the entire building to be conducted in accordance with Exhibit A-FA and Exhibit B-FA hereto and to be commonly known as 650 Gateway Boulevard, South San Francisco, California (the "Expansion Building").




                                       1.

        3. MONTHLY BASE RENT FOR THE EXPANSION SPACE.

        Monthly Base Rent for the Expansion Space shall, as of the Expansion Space Commencement Date, be [...***...]* to the applicable rate per square foot being charged from time to time under the Lease for the Original Premises multiplied by the square footage of the Expansion Space. The rate per square foot being charged under the Lease for the Original Premises shall be determined by dividing the Monthly Base Rent due for the Original Premises by the Premises Square Footage for the Original Premises. Nothing in this Paragraph 2 shall alter or amend the Monthly Base Rent payable under the Lease for the Original Premises.

        4. TENANT'S PROPORTIONATE SHARE; PARKING.

        As of the Expansion Space Commencement Date and subject to the terms and conditions set forth in the Lease, (i) Tenant's Proportionate Share of the Project shall be [...***...], (ii) Tenant's Proportionate Share of the Building shall remain 100% and (iii) the number of unreserved parking spaces shall be increased to [...***...] non-exclusive and undesignated parking spaces.

        5. SECURITY DEPOSIT.

        Prior to execution of this Amendment and in satisfaction of the condition set forth in Paragraph 52 of the Lease, Tenant has increased the Security Deposit by [...***...] such that the total Security Deposit held by Landlord under the Lease is [...***...]. Such increased Security Deposit is subject to the terms and conditions of the Lease, including without limitation, Paragraph 7 of the Lease.

        6. EXPANSION CONSTRUCTION AGREEMENTS.

        Attached hereto as Exhibit A-FA and Exhibit B-FA, respectively, are the Expansion Construction Agreements that set forth the rights and obligations of Landlord and Tenant with respect to the construction of the Expansion Building and the Expansion Space. These Expansion Construction Agreements amend and restate the Base Building Construction Agreement and the Premises Construction Agreement currently attached to the Lease with respect to the construction of the Expansion Building and Expansion Space only.

        7. TIME FOR PERFORMANCE.

        With respect to construction of the Expansion Space, the parties have set forth on Exhibit H-FA hereto certain events which must occur prior to or during the construction of the Expansion Space (each a "Condition"), together with certain dates upon which each condition must be satisfied ("Initial Window Date"); provided however, if Landlord is delayed in satisfying any Condition due to Tenant Delays or Force Majeure Events (as defined in Exhibit B-FA hereto), all of the Initial Window Dates set forth on Exhibit H-FA shall be extended for a period equal to the length of such delay. If any Condition is not satisfied on or before its respective Initial Window Date, as such may be so extended, Tenant shall have the right to terminate this Lease, as to both the Original Premises and Expansion Space, by delivering written notice to



                                       2.

Landlord within [...***...]* business days after expiration of the applicable Initial Window Date. If Tenant does not deliver written notice of termination to Landlord within such [...***...] period, time being of the essence, Tenant shall have waived its right to terminate as a result of Landlord's failure to satisfy the particular Condition in question. If Tenant timely elects to terminate the Lease as set forth above, the Lease, as to the Original Premises and the Expansion Space, shall terminate.

        If Tenant timely exercises its right to terminate the Lease as provided above, Landlord shall have the right to nullify Tenant's election to terminate the Lease as to the Original Premises by notifying Tenant, within [...***...] days after receipt of Tenant's election to terminate, of Landlord's election to pay to Tenant the Relocation Costs (as defined below). In the event Landlord nullifies Tenant's election to terminate the Lease as to the Original Premises and Tenant (i) gives Landlord written notice within [...***...] months of such nullification that Tenant will vacate the Original Premises and (ii) vacates the Original Premises, Tenant shall have the right to sublease the Original Premises as otherwise provided under Paragraph 23 of the Lease; provided however, Tenant, in this instance, shall not be required to pay the Additional Rent required to be paid to Landlord under Paragraph 23(c) of the Lease. Notwithstanding this paragraph, Tenant and any guarantor or surety of Tenant's obligations under the Lease shall at all times remain fully responsible and liable for payment of the Rent and for compliance with all of Tenant's obligations under the Lease, as provided in Paragraph 23(d) of the Lease.

        "RELOCATION COSTS" are defined as [...***...] of the reasonable out-of-pocket costs that Tenant incurs to relocate from the Original Premises to a new location. Relocation Costs shall not include any payment of rent or any cost of tenant improvements. Prior to reimbursement of Relocation Costs by Landlord, Tenant shall provide Landlord with back-up invoices evidencing the costs incurred by Tenant in relocating to Tenant's new location. In no event shall Landlord pay Relocation Costs in excess of [...***...]. Relocation Costs shall be paid by Landlord within [...***...] days after receipt of the above-referenced back-up invoices.

        8. CARRY COSTS.

        Notwithstanding anything in Paragraph 52(e) of the Lease to the contrary, except for any delays in the Phase II Commencement Date due to Force Majeure Events, Tenant shall continue to pay to Landlord the Carry Costs on the first day of each month up to and including [...***...]. In the event of a delay in the Phase II Commencement Date due to Force Majeure Events, Tenant shall continue payment (prorated as appropriate) of Carry Costs for the time attributable to such delay.

        9. TENANT MAINTENANCE.

        Notwithstanding anything in the Paragraph 13 of the Lease to the contrary, Tenant shall be responsible for maintaining the heating, ventilating and air-conditioning systems and the life-safety systems serving the Premises. Tenant shall maintain these systems in good order and condition and shall, at a minimum, follow Landlord's standard servicing guidelines for such systems.




                                       3.

        10. R&D SPACE.

        Notwithstanding anything in Paragraph 11 of the Lease to the contrary, Tenant shall be permitted [...***...]* square feet of R&D Space in the Expansion Space. Tenant may not exceed such maximum square footage for R&D Space in the Expansion Space and therefore no Conversion Allowance shall be payable by Tenant nor shall any Converted Office Space be available to Tenant with respect to the Expansion Space. The terms and conditions of Paragraph 11 shall remain unmodified and continue to apply in full force and effect with respect to the Original Premises.

        11. BROKERS.

        Landlord and Tenant each represents and warrants to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker except the Broker(s) specified in the Basic Lease Information in the negotiating or making of this Amendment, and each party agrees to indemnify and hold harmless the other from any claim or claims, and costs and expenses, including attorneys' fees, incurred by the indemnified party in conjunction with any such claim or claims of any other broker or brokers to a commission in connection with this Amendment as a result of the actions of the indemnifying party. Landlord shall pay the brokerage commissions due to the Brokers listed in the Basic Lease Information.

        12. BASIC LEASE INFORMATION.

        As of the Expansion Space Commencement Date, the Basic Lease Information in the Lease shall be amended and restated pursuant to the Basic Lease Information attached as Exhibit Z.

        13. RATIFICATION.

        As amended hereby, the Lease is hereby ratified and confirmed in all respects. In the event of any inconsistencies between the terms of this Amendment and the Lease, the terms of this Amendment shall prevail.

        14. SUCCESSORS AND ASSIGNS.

        This Amendment shall bind and inure to the benefit of Landlord and Tenant and their respective legal representatives and successors and assigns.





                             SIGNATURES ON NEXT PAGE


* CONFIDENTIAL TREATMENT REQUESTED

                                       4.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment to Lease as of the date first above written.



                   LANDLORD: HMS GATEWAY OFFICE, L.P.,
                          a Delaware limited liability company

                          By: Hines Gateway Office, L.P.,
                              General Partner

                              By: Hines Interests Limited Partnership,
                                  General Partner

                                  By: Hines Holdings, Inc.,
                                      General Partner

                                      By: /s/ James Buie
                                          -------------------------------------

                                      Name:  James Buie
                                           ------------------------------------

                                      Its:  EVP
                                          -------------------------------------



                      TENANT:   COULTER PHARMACEUTICAL, INC.,
                                a Delaware corporation

                                By:  /s/ William G. Harris
                                     ----------------------------------

                                Name: William G. Harris
                                     ----------------------------------

                                Its: Vice President and CFO
                                     ----------------------------------

                                  EXHIBIT A-FA

                      BASE BUILDING CONSTRUCTION AGREEMENT



        This exhibit, entitled "Base Building Construction Agreement", is and shall constitute Exhibit A-FA to the First Amendment to Lease Agreement, dated as of November 10, 1998, by and between Landlord and Tenant (the "First Amendment"). The terms and conditions of this Exhibit A-FA are hereby incorporated into and are made a part of the First Amendment. As used in this Exhibit, the term "Lease" shall include the original Lease Agreement and the First Amendment.

        Subject to the terms and conditions set forth herein and in the Lease, Landlord shall cause construction of the Building in accordance with the procedures set forth below:

        (A) DEFINITIONS.

            (1) "BASE BUILDING IMPROVEMENTS" shall mean a [...***...] story building, containing approximately [...***...]* square feet, all exterior surfaces, utilities, landscaping and paved parking, all in substantial compliance with those items listed on the Preliminary Specifications as "Base Building" and located substantially in accordance with the Site Plan.

            (2) "BASE BUILDING PLANS AND SPECIFICATIONS" is defined in Section
B. 1 below.

            (3) "BUILDING WORK COST" is defined in Section B.3 below.

            (4) "CONTRACTOR" shall mean Rudolph & Sletten.

            (5) "CONSTRUCTION WARRANTIES" is defined in Section D.2 below.

            (6) "LANDLORD'S ARCHITECT" shall mean DES Architects/Engineers or any replacement architect selected by Landlord in Landlord's reasonable discretion.

            (7) "LANDLORD'S CONTRACT" shall mean the construction contract entered into by and between Landlord and the Contractor for the construction of the Base Building Improvements and any Tenant Requested Base Building Improvements.

            (8) "PRELIMINARY SPECIFICATIONS" shall mean those preliminary specifications for construction of the Base Building Improvements categorized as "Base Building" and more particularly described on the attached Schedule A-1.

            (9) "650 GATEWAY PRELIMINARY SPECIFICATIONS" shall mean those preliminary specifications for construction of the Base Building Improvements categorized as "Base Building" and more particularly described on the attached Schedule A-1.

            (10) "SITE PLAN" shall mean the site plan set forth on the attached Schedule A-2 establishing the approximate location of the Building. All details relating to the Project



* CONFIDENTIAL TREATMENT REQUESTED
contained on the Site Plan, including without limitation, location of the Building, parking areas, ingress, egress, direction of driveways, and entrances are from time to time subject to change in Landlord's discretion, upon written consent from Tenant, which consent shall not be unreasonably withheld, conditioned or delayed and provided further that if Tenant fails to respond within five (5) business days following Landlord's request for consent, Tenant shall be conclusively deemed to have given its approval to any such change. Notwithstanding the foregoing, Landlord may, without the written consent of Tenant, change any details relating to the Project as may be required by any governmental agency or as necessary to comply with any governmental requirements or to address structural or unanticipated field conditions or which, in the reasonable discretion of Landlord, will not have a material effect on Tenant's use of the Premises or a material effect on the aesthetic appearance or impression relating to the area covered by the Site Plan.

            (11) "TENANT'S COSTS" is defined in Section B.6 below.

            (12) "TENANT REQUESTED BASE BUILDING IMPROVEMENTS" shall mean those improvements requested by Tenant in accordance with this Exhibit A-FA that are to be incorporated into the Base Building Plans and Specifications.

Capitalized terms not otherwise defined in this Exhibit A shall have the meanings ascribed to them in the Lease.

        (B) SCHEDULE.

            (1) PLANS AND SPECIFICATIONS. At Landlord's sole cost and expense, Landlord's Architect shall prepare, on or before November 15, 1998, plans and specifications (the "Base Building Plans and Specifications") for construction of the Base Building Improvements substantially in accordance with the 650 Gateway Preliminary Specifications. Tenant shall have the right to approve the Base Building Plans and Specifications only to the extent of any material deviations from the 650 Gateway Preliminary Specifications; provided, however, that such approval shall not be unreasonably withheld, conditioned, or delayed and, provided further that if Tenant fails to respond within [...***...]* business days following Landlord's request for approval, Tenant shall be conclusively deemed to have given its approval to the matter submitted by Landlord. Notwithstanding the foregoing, the Base Building Plans and Specifications are, from time to time, subject to change in Landlord's discretion, upon written consent from Tenant, which consent shall not be unreasonably withheld, conditioned or delayed and provided further that if Tenant fails to respond within [...***...] business days following Landlord's request for consent, Tenant shall be conclusively deemed to have given its consent to any such change. Landlord may without the written consent of the Tenant change the Base Building Plans and Specifications as may be required by any governmental agency or as necessary to comply with any governmental requirements or to address structural or unanticipated field conditions or which, in the reasonable discretion of Landlord, will not have a material effect on Tenant's use of the Premises or a material effect on the aesthetic appearance or impression relating to the Base Building Improvements.



* CONFIDENTIAL TREATMENT REQUESTED


                                       2.

            (2) TENANT REQUESTED BASE BUILDING IMPROVEMENTS. On or before the date that is [...***...]* weeks after the date of this Lease, Tenant shall deliver to Landlord's Architect detailed specifications for any Tenant Requested Base Building Improvements. All Tenant Requested Base Building Improvements shall be subject to review and approval by Landlord, which approval may be given or withheld in Landlord's reasonable discretion, to ensure, among other things, that the Tenant Requested Base Building Improvements are compatible with all other construction and all electrical, mechanical, life safety, and other systems within the Building. If Landlord disapproves the Tenant Requested Base Building Improvements, then within five (5) business days thereafter, Landlord shall meet with the Tenant's Architect (as defined in Exhibit B-FA) and Tenant to discuss, or shall submit to Tenant's Architect and Tenant in writing, the reasons for Landlord's disapproval. Within five (5) business days following such meeting or submission, Tenant shall cause Tenant's Architect to revise the same and to submit new Tenant Requested Base Building Improvements to Landlord. The procedure set forth in this paragraph will be repeated as set forth above until Landlord has approved the Tenant Requested Base Building Improvements.

            (3) ESTIMATE OF BUILDING WORK COSTS. Promptly after approval of the Tenant Requested Base Building Improvements, Landlord shall furnish Tenant with an estimate of the cost of the Tenant Requested Base Building Improvements (the "Building Work Cost").

            (4) TENANT'S REVIEW OF BUILDING WORK COSTS. The Building Work Cost shall be subject to Tenant's approval, which approval shall not be unreasonably withheld, conditioned or delayed and provided further that if Tenant fails to respond within five (5) business days following Landlord's request for consent, Tenant shall be conclusively deemed to have given its approval to the Building Work Costs. If Tenant timely disapproves the Building Work Cost, then within five (5) business days thereafter, Tenant shall meet with Landlord, Contractor, Landlord's Architect and Tenant's Architect to discuss value engineering changes to the Tenant Requested Base Building Improvements. Within five (5) business days following such meeting, Tenant shall cause Tenant's Architect to revise the Tenant Requested Base Building Improvements and to submit revised Tenant Requested Base Building Improvements for approval by Landlord in accordance with the procedure set forth above and for a new Building Work Cost to be prepared by Landlord. The procedure set forth in this paragraph will be repeated until Tenant has approved the Building Work Cost.

            (5) REVISION OF PLANS & SPECIFICATIONS. Following Landlord's approval of the Tenant Requested Base Building Improvements and Tenant's approval of the Building Work Cost, Landlord shall cause Landlord's Architect to revise the Base Building Plans and Specifications to incorporate the Tenant Requested Base Building Improvements within fifteen (15) days after receipt of Tenant's approval of the Building Work Cost.

            (6) TENANT'S RESPONSIBILITY FOR COST OF TENANT REQUESTED BASE BUILDING IMPROVEMENTS. All costs associated with incorporating the Tenant Requested Base Building Improvements into the Base Building Plans and Specifications and all costs of constructing (including without limitation the cost of obtaining all necessary city approvals and permits) the Tenant Requested Base Building Improvements (the "Tenant's Costs") shall be the responsibility




* CONFIDENTIAL TREATMENT REQUESTED

                                       3.

of Tenant and shall not be credited against Tenant's Allowance, as defined in Exhibit B-FA. Tenant shall make progress payments to Landlord from time to time as the Tenant Requested Base Building Improvements are constructed. Tenant shall pay the portion of such progress payments attributable to Tenant's Costs to Landlord within ten (10) days of delivery of statements from Landlord to Tenant therefor. Upon receipt of such payments, Landlord shall make all progress payments directly to Contractor or subcontractors, as appropriate. Landlord shall be entitled to suspend or terminate construction of the Base Building Improvements and to declare Tenant in default in accordance with the terms of the Lease, if payment by Tenant to Landlord of Tenant's Costs has not been received as required hereunder.

        (C) CONSTRUCTION.

        The Base Building Improvements shall be constructed, at Landlord's sole cost and expense, by Contractor in accordance with the Base Building Plans and Specifications, as the same may be amended or modified from time to time by Landlord and, if required, as approved by Tenant in accordance with this Exhibit A-FA. All changes to the Base Building Plans and Specifications requiring Tenant's approval must be evidenced by a written change order executed by Landlord and by Tenant or each of their agents, describing the change required in the Base Building Improvements and, the cost of such changes shall be paid in accordance with the terms of this Exhibit A-FA.

        (D) GENERAL.

            (1) RIGHT OF TERMINATION. Landlord and Tenant acknowledge that construction of the Base Building Improvements and all matters relating thereto are subject to Landlord obtaining all necessary governmental and private approvals to commence construction of the Base Building Improvements. Landlord shall use commercially reasonable efforts to obtain such approvals; however, if Landlord is unable to obtain such approvals by [...***...], either party shall have the right to terminate' this Lease, as to the Expansion Space only, by delivering written notice of termination to the other party on or before [...***...]. The Lease as to the Original Premises shall remain in full force and effect and shall be unmodified by any termination pursuant hereto. If no such notice of termination is given, the Lease shall remain in full force and effect as to the Original Premises and the Expansion Space. Notwithstanding anything herein to the contrary, Landlord shall not be liable to Tenant for any loss or damage resulting from any delay in constructing or developing the Base Building Improvements, nor shall such failure affect the obligations of Tenant under the Lease, except as otherwise set forth in the Lease.

            (2) CONSTRUCTION WARRANTIES. Landlord shall obtain from Contractor, and shall request Contractor to obtain from all subcontractors and material suppliers, warranties (collectively, "Construction Warranties") for all components of the Base Building Improvements for which warranties are customarily provided in the construction industry and Landlord shall enforce the Construction Warranties as reasonably requested by Tenant.

            (3) LANDLORD'S COVENANTS. Subject to the terms and conditions of the Lease, Landlord covenants that (a) the Base Building Improvements shall be constructed in compliance with all applicable building code requirements in effect and being actively enforced by the City



                                       4.

of South San Francisco on the date the applicable building permits for construction of the Base Building Improvements were issued to Contractor and substantially in accordance with the Base Building Plans and Specifications and
(b) that the Base Building Improvements shall be free from material latent defects in design, materials and workmanship; provided however, Landlord shall have no liability under this paragraph unless failure to comply with the terms hereof materially adversely affect Tenant's use of the Premises. Any claims by Tenant under clause (a) above, shall be made in writing not later than one (1) year after the Expansion Commencement Date and any claims by Tenant under clause
(b) above, shall be made in writing not later than the earlier of [...***...]* years after the Expansion Commencement Date or termination of the Lease. In the event Tenant fails to deliver a written claim to Landlord on or before such dates, then Landlord shall be conclusively deemed to have satisfied its obligations under this paragraph. The covenants contained in this paragraph are subject to Paragraph 39 of the Lease and are made specifically and exclusively for the benefit of the original Tenant.

INITIALS:

TENANT:  /s/
       ---------------------------------

LANDLORD:  /s/
         -------------------------------



* CONFIDENTIAL TREATMENT REQUESTED




                                       5.

                      COULTER PHARMACEUTICAL - SCHEDULE A1
                           PRELIMINARY SPECIFICATIONS
                               COST RESPONSIBILITY



                                                                                     Base
                                  Description                                      Building       Tenant
---------------------------------------------------------------------------       ----------    -----------
Sitework

  -     All necessary fees and permits for Base Building Works.                   [...***...]   [...***...]
  -     All grading of the site to predetermined grades per DES                   [...***...]   [...***...]
        Architects plans.
  -     Installation of all necessary underground utilities, storm drain,         [...***...]   [...***...]
        sewer, catch basins, drain inlets, common trench, water,
        electricity, cable televisions and gas meter per DES Architects documents.
  -     Installation of all offsite and onsite curbs, gutters and                 [...***...]   [...***...]
        sidewalks as shown on Des Architect construction documents.
  -     Installation of all irrigation and landscaping per DES                    [...***...]   [...***...]
        Architect's plans.
  o     All area drains in landscaping areas, which shall be connected to         [...***...]   [...***...]
        the storm drain system if required by DES Architect
  -     Installation of separate water and electrical meters for all              [...***...]   [...***...]
        common area landscaping
  -     Installation of code required informational and directional               [...***...]   [...***...]
        signage.
  -     Illuminated and non-illuminated interior signage by tenant.                             [...***...]
  -     Illuminated monument signage and on building identification               [...***...]   [...***...]
        signage as reviewed by Tenant.
  -     Striping of all parking areas per DES Architects documents.               [...***...]   [...***...]
  -     Installation of all trash screens as required by Planning                 [...***...]   [...***...]
        Department of the City of South San Francisco
  -     Installation of all exterior lighting with a minimum coverage in          [...***...]   [...***...]
        both parking areas and walkways of not less than one foot candle.

Structure
  -     All necessary fees and permits for Base Building work.                    [...***...]   [...***...]
  -     All work necessary per code to make the Base Building handicap            [...***...]   [...***...]
        accessible.
  -     Minimum 5" slab on grade in conformance with specifications and           [...***...]   [...***...]
        recommendations of Base Building geotechnical and engineering consultants.  Finish shall be smooth.
  -     Sand fill and moisture barrier under slab on grade as recommended         [...***...]   [...***...]
        by DES Architects.
  -     Exterior concrete walls shall be sandblasted and sealed.                  [...***...]   [...***...]
  -     All structural steel shall be erected per DES Architect's                 [...***...]   [...***...]
        specifications.
  -     All structural steel shall not be fireproofed unless required by          [...***...]   [...***...]
        local codes.
  -     Second floor decking shall be galvanized metal with a lightweight         [...***...]   [...***...]
        concrete topping slab.  Finish shall be smooth.
  -     All exterior vision glass shall be  1/4" thick with reflective            [...***...]   [...***...]
        coating.
  -     Roof membrane shall be 4-ply built-up system with a mineral fiber         [...***...]   [...***...]
        cap sheet.
  -     All required condensate lines to be installed and terminated at           [...***...]   [...***...]
        the nearest roof drain for Base Building equipment.
  -     Roof drains per plan with drain lines tying into the storm drain          [...***...]   [...***...]
        system.  Scuppers for overflow to be provided if required by code.
  -     Convenience outlets, as required by code, on the roof.                    [...***...]   [...***...]
  -     Floor systems shall be designed to a minimum of 45 lbs. Per               [...***...]   [...***...]
        square foot for office space and a minimum of 100 lbs. Per square foot on ground floor for lab space.




* CONFIDENTIAL TREATMENT REQUESTED

                      COULTER PHARMACEUTICAL - SCHEDULE A1
                           PRELIMINARY SPECIFICATIONS
                               COST RESPONSIBILITY


  -     Roof insulation to meet minimum energy code.                              [...***...]   [...***...]
  -     Roof live load to accommodate 50 lb. dead load and necessary              [...***...]   [...***...]
        reinforcement for additional lab related mechanical equipment in areas indicated on plan.
  -     Required second floor penetrations, including blockouts, as shown         [...***...]   [...***...]
        on Tenant Improvement drawings for mechanical, electrical and plumbing trades and roof hatch.
  -     Required roof penetrations, including blockouts, as shown on base         [...***...]   [...***...]
        building for mechanical, electrical and plumbing work.
  -     Top of slab on grade to top of second floor slab shall be                 [...***...]   [...***...]
        15'-0".  Top of second floor slab to top of roof trusses shall be
        13'-0".
  -     All exterior doors, except entrance doors, shall be hollow core           [...***...]   [...***...]
        metal with metal jambs as shown in schematic documents with hardware as required by Tenant.
  -     One 12'-0" x 12'-0" steel rollup door shall be installed per              [...***...]   [...***...]
        Tenant specifications for delivery area.
  -     Front entry doors shall be a pair of 3'-0" x 8'-0" fully                  [...***...]   [...***...]
        supported, balanced aluminum and glass doors with hardware approved as required by Tenant.
  -     All interior stairs as required by code, but not less than two            [...***...]   [...***...]
        per building.  All stairs shall be metal pan stairs with concrete fill.
  -     Stair carpeting, if required, to be provided tenant.                      [...***...]   [...***...]
  -     All interior stair handrails shall be primed.  Proper backing             [...***...]   [...***...]
        shall be installed.
  -     All stairwells shall be sheetrocked, taped and ready for paint.           [...***...]   [...***...]
  -     All stairwells shall include code required lighting.                      [...***...]   [...***...]
  -     All required base building life safety signage as required by             [...***...]   [...***...]
        code.
  -     All equipment platforms shall have a sheetmetal cap and minimum           [...***...]   [...***...]
        3" apron around the perimeter.  Six bay equipment platform as indicated on plan ready to receive framing for equipment.
  -     One hydraulic passenger elevator, including all necessary wiring          [...***...]   [...***...]
        and equipment, with a capacity of not less than 2,500 lbs. and minimum speed of 100' per minute.
  -     A complete elevator cab that is the manufacturer's standard.              [...***...]   [...***...]
  -     Base Building to accommodate a 9'-0" finished ceiling height on           [...***...]   [...***...]
        both floors.
  -     All exterior concrete walls shall be finished on the interior             [...***...]   [...***...]
        with lightweight metal studs, insulation and sheetrock, taped with a smooth finish.
  -     Master keyed exterior locks.                                              [...***...]   [...***...]
  -     Individual keying per tenant specifications.                              [...***...]   [...***...]
  -     A complete fire sprinkler system, sized to meet code per the              [...***...]   [...***...]
        interior improvement design. This system shall be complete and operational including required drops to the suspended ceiling in tenant finished areas. The system shall include, but is not limited to, valves, dry stand pipes, monitoring stations, aennciators, horns and storage tanks, if required by code.
  -     Roof access ladder and hatch in one stairwell.                            [...***...]   [...***...]
  -     Patio furniture                                                           [...***...]   [...***...]

UTILITIES AND BACKBONE SYSTEMS                                                    [...***...]   [...***...]
  -     2,000 amp. 277/480 volt, 3 phase electrical service switchgear            [...***...]   [...***...]
        and meter and switch center room.
  -     Separate electrical meter, panel and time clock for Parking lot           [...***...]   [...***...]
        lighting and irrigation.
  -     Telephone trunk lines to the interior telephone room sufficient           [...***...]   [...***...]
        in size to accommodate the buildings.




* CONFIDENTIAL TREATMENT REQUESTED


                                       2.

                      COULTER PHARMACEUTICAL - SCHEDULE A1
                           PRELIMINARY SPECIFICATIONS
                               COST RESPONSIBILITY


  -     Two PVC conduits, minimum of 4" between the first and option              [...***...]   [...***...]
        buildings for telephone and data.
  -     Required water service for sprinkler system.                              [...***...]   [...***...]
  -     A minimum of 2" domestic water service to building.  There shall          [...***...]   [...***...]
        be a separate meter for this water line and it shall terminate inside the building below the second floor.
  -     A minimum 4" natural gas service building.  There shall be a              [...***...]   [...***...]
        separate meter for this service and it shall terminate inside the building below the second floor.
  -     As required, a 6" cast iron, sanitary sewer gut line the entire           [...***...]   [...***...]
        length of the building.  This gut line shall have, at a minimum, one cleanout at the end of its run, one in the restroom core and one cleanout at the entrance to the building.  Exact location of this gut line shall be determined by tenant.
  -     All necessary electrical and fire sprinkler rooms, sized to               [...***...]   [...***...]
        accommodate Tenant requirements, shall be completed with light weight metal studs, metal doors and jambs, required ventilation through the roof membrane, lighting, convenience outlets and sheetrock, taped and textured.

MEP
  -     All required electrical to base building equipment.                       [...***...]   [...***...]
  -     All backboards as required by Tenant.                                     [...***...]   [...***...]
  -     All required electrical outlets and lighting to complete base             [...***...]   [...***...]
        building requirements.
  -     Smoke detectors as required by code for Base Building                     [...***...]   [...***...]
  -     All required roof walk pads, conduit supports, and penetrations           [...***...]   [...***...]
        for Base Building equipment.
  -     All sheetmetal necessary to provide moisture protection and               [...***...]   [...***...]
        flashing details for Base Building equipment.  (None anticipated)
  -     All necessary seismic restraints on Base Building equipment.              [...***...]   [...***...]
        (None anticipated)
  -     A centrally located, gas hot water heater large enough to                 [...***...]   [...***...]
        accommodate all of the tenant requirements including hot water to all labs.
  -     A mechanical chiller system, sized to accommodate [...***...]             [...***...]   [...***...]
        square feet of office space.
  -     All ductwork and penetrations necessary to provide both supply            [...***...]   [...***...]
        and return air to each floor, elevator cores and lobby restrooms shall be provided.  All necessary fire and smoke dampers shall be included for Base Building work.  Restrooms, elevator cores, lobby and stairwells shall be complete.
  -     All ductwork and roof mounted fans necessary to provide proper            [...***...]   [...***...]
        ventilation in the restrooms, electrical closets and elevator machine room.
  -     Screening of roof mounted equipment.  Roof screen as shown on             [...***...]   [...***...]
        roof plan.
  -     Exhaust ducts, through the roof, for lab ventilating as specified         [...***...]   [...***...]
        by Tenant.
  -     Hose bib near delivery areas.                                             [...***...]   [...***...]

LOBBY AREA
  -     Architect design fees associated with the lobby area.                     [...***...]   [...***...]
  -     [...***...]  story height with skylight, visibility to stairwell          [...***...]   [...***...]
        and a catwalk and overlook at the second floor level.
  -     Area of Lobby to be 30' x 30'.  Landlord to contribute [...***...]        [...***...]   [...***...]
  -     All walls sheetrocked, taped with a smooth finish.  If Tenant so          [...***...]   [...***...]
        desires, all walls will be prepared and ready to accept
        wallcovering.
  -     Electrical outlets, telephone outlets and data outlets necessary          [...***...]   [...***...]
        to accommodate the




* CONFIDENTIAL TREATMENT REQUESTED

                                       3.

                      COULTER PHARMACEUTICAL - SCHEDULE A1
                           PRELIMINARY SPECIFICATIONS
                               COST RESPONSIBILITY


        Tenant's proposed lobby layout.
  -     Ceramic tile entry, 8'-0" wide, from the front doors to the               [...***...]   [...***...]
        reception counter.  All other areas to be carpet, a 36 oz. loop minimum, and if desired by Tenant, with a border.
  -     6" or 2" rubber base in all areas.                                        [...***...]   [...***...]
  -     Entry doors to be a pair of aluminum glass with hardware reviewed         [...***...]   [...***...]
        by Tenant.
  -     All doors off of lobby to be wood grain, 3'-0" x 8'-0" minimum in         [...***...]   [...***...]
        height.  Hardware to be selected by tenant.
  -     All HVAC to be complete.                                                  [...***...]   [...***...]
  -     All Base Building areas to be handicap accessible per code.               [...***...]   [...***...]
  -     All finishes by Tenant.                                                   [...***...]   [...***...]
  -     Ceiling to be sheetrock, taped and textured.                              [...***...]   [...***...]
  -     Lighting to include, but not be limited to, down lights, recessed         [...***...]   [...***...]
        wall washers, recessed parabolic or halogen.
  -     Wallcovering on all walls if so desired by Tenant.                        [...***...]   [...***...]
  -     Fully painted to Tenant specifications.                                   [...***...]   [...***...]

ELEVATOR LOBBIES
  -     Sheetrock walls and ceiling, taped with a smooth finish.                  [...***...]   [...***...]
  -     Ceiling to have a multiple coffer with lighting behind.                   [...***...]   [...***...]
  -     Electrical outlets to support work required in the area.                  [...***...]   [...***...]
  -     Stainless steel jambs and head around elevator opening ground             [...***...]   [...***...]
        floor.
  -     Painted hollow metal jambs and head on 2nd floor.                         [...***...]   [...***...]
  -     Nickel/silver threshold and elevator entrance.                            [...***...]   [...***...]
  -     Grout under elevator thresholds.                                          [...***...]   [...***...]
  -     Carpet, 36 oz. loop minimum, and if desired by Tenant, with a             [...***...]   [...***...]
        border.
  -     6" and 2" rubber base at all areas.                                       [...***...]   [...***...]
  -     Magnetic hold opens on all lobby doors if required by code.               [...***...]   [...***...]
  -     Lobby door to be wood grain, full height, with hardware reviewed          [...***...]   [...***...]
        by Tenant.
  -     Lighting to include recessed down lights, recessed lights or wall         [...***...]   [...***...]
        washers.
  -     Fully painted to Tenant specifications.                                   [...***...]   [...***...]
  -     All HVAC to be complete.                                                  [...***...]   [...***...]
  -     All elevator lobby areas to have a one hour rating if required by         [...***...]   [...***...]
        code.

RESTROOMS
  -     Sheetrock walls taped with a smooth finish.  A cofer shall be             [...***...]   [...***...]
        installed over the vanity area.
  -     Ceiling to be drywall.                                                    [...***...]   [...***...]
  -     Ceramic tile floors and wainscot on wet wall.                             [...***...]   [...***...]
  -     All floors sloped to a floor drain.                                       [...***...]   [...***...]
  -     Light cove with egg crate louver over stalls and urinals.                 [...***...]   [...***...]
  -     Provide janitor closets on each floor adjacent to restrooms.              [...***...]   [...***...]
  -     Provide sinks in janitor closets.                                         [...***...]   [...***...]
  -     Recessed lighting at entry, sinks and outside stalls.                     [...***...]   [...***...]
  -     All partitions to be meal and hung from wall.                             [...***...]   [...***...]
  -     All toilets and urinals to be hung from wall.                             [...***...]   [...***...]
  -     Plastic laminate counter tops over moisture resistant plywood             [...***...]   [...***...]
        with 5' lipped apron




* CONFIDENTIAL TREATMENT REQUESTED

                                       4.

                      COULTER PHARMACEUTICAL - SCHEDULE A1
                           PRELIMINARY SPECIFICATIONS
                               COST RESPONSIBILITY


        and 6" splash (to be ADA compliant).
  -     Full length mirror with polished stainless steel frame.                   [...***...]   [...***...]
  -     Provide insulation for hot and cold water pipes.                          [...***...]   [...***...]
  -     Minimum toilet accessories to include, but not limited to, sinks,         [...***...]   [...***...]
        stainless faucets, toilets, urinals, recessed paper towel dispensers with integral waste, counter mounted soap dispensers, sanitary napkin dispenser, seat cover dispenser, toilet tissue dispenser, handicap grab bars and partition mounted coat hooks.
  -     Paint above wainscot as directed by Tenant.                               [...***...]   [...***...]
  -     Vestibules and finishes.                                                  [...***...]   [...***...]











* CONFIDENTIAL TREATMENT REQUESTED


                                       5.

                                  SCHEDULE A-2

                                    SITE PLAN

                             [GRAPHIC - MAP OF SITE]









                                       1.

                                  EXHIBIT B-FA

                         PREMISES CONSTRUCTION AGREEMENT



        This exhibit, entitled "Premises Construction Agreement", is and shall constitute Exhibit B-FA to the First Amendment to Lease Agreement, dated as of November 10, 1998, by and between Landlord and Tenant (the "First Amendment"). The terms and conditions of this Exhibit B-FA are hereby incorporated into and are made a part of the First Amendment. As used in this exhibit, the term "Lease" shall include the original Lease Agreement and the First Amendment.

        Subject to the terms and conditions set forth herein and in the Lease, Landlord shall allow the construction or installation of the improvements in the interior of the Premises in accordance with the procedures set forth below:

        (A) DEFINITIONS.

               (1) "APPROVED PLANS" is defined in Section B.6 below.

               (2) "CONTRACTOR" shall mean Rudolph and Sletten.

               (3) "ESTIMATED WORK COST" is defined in Section B.3 below.

               (4) "EXCESS TENANT IMPROVEMENTS" is defined in Section B.7 below.

               (5) "FINAL COST QUOTATION" is defined in Section B.7 below and shall include all costs associated with the Tenant Improvements, including without limitation, costs of all tenant improvement work; architectural and engineering fees; governmental agency fees for permits, licenses and inspections; construction fees, including, without limitation, general contractors' overhead and supervision fees; Landlord's administration fee of [...***...]; and such other costs as may be reasonably incurred by Landlord in connection with such construction.

               (6) "PRELIMINARY PLANS" is defined in Section B. 1 below.

               (7) "TENANT'S ALLOWANCE" shall mean an amount equal to [...***...], which amount shall, except as otherwise provided in this Exhibit B-FA, be paid by Landlord toward the cost of completion of the Tenant Improvements and related design, engineering, governmental, overhead, supervision and administration fees and costs (collectively, the "Tenant Improvement Cost"). Notwithstanding the foregoing, no portion of the Tenant's Allowance shall be paid by Landlord toward the cost of the Tenant Requested Base Building Improvements, or Tenant Improvements that constitute furniture, equipment or trade fixtures or result in changes to the Base Building Improvements. If the Tenant Improvement Cost exceeds the Tenant's Allowance, the difference shall be paid by Tenant in accordance with this Exhibit B-FA.





* CONFIDENTIAL TREATMENT REQUESTED


                                       1.

               (8) "TENANT'S ARCHITECT" shall mean CAS Architects, or such other licensed architect designated by Tenant and subject to Landlord's prior approval, which approval shall be given or withheld in Landlord's reasonable discretion.

               (9) "TENANT'S CONTRACT" shall mean the construction contract entered into by and between the Tenant and the Contractor for the construction of the Tenant Improvements.

               (10) "TENANT IMPROVEMENTS" shall mean all improvements made to the Premises pursuant to the Approved Plans.

Capitalized terms not otherwise defined in this Exhibit B-FA shall have the meanings ascribed to them in the Lease.

        (B) SCHEDULE.

               (1) Tenant shall cause Tenant's Architect to furnish to Landlord on or before [...***...], preliminary space plans and specifications (the "Preliminary Plans"). Tenant shall be responsible for all costs associated with the Preliminary Plans (collectively, the "Preliminary Design Costs"), including any revisions required by Section B.2 hereunder; provided, however, Tenant shall be reimbursed by Landlord out of the Tenant's Allowance for the Preliminary Design Costs reasonably incurred upon delivery to Landlord of invoices, receipts and other documents reasonably required to substantiate such costs.

               (2) The Preliminary Plans shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord disapproves the Preliminary Plans, then within five (5) business days thereafter, Landlord shall meet with the Tenant's Architect and Tenant to discuss, or shall submit to the Tenant's Architect and Tenant in writing, the reasons for Landlord's disapproval. Within five (5) business days following such meeting or submission, Tenant shall cause the Tenant's Architect to revise the same and to submit new Preliminary Plans to Landlord. The same procedure set forth in this paragraph will be repeated as set forth above until Landlord has approved the Preliminary Plans.

               (3) Promptly after approval of the Preliminary Plans, Tenant shall cause Contractor to furnish Landlord with an estimate of the cost of the Tenant Improvements as shown on the Preliminary Plans and Landlord shall in turn provide Tenant with an estimate of the cost of the Tenant Improvements, including, without limitation, estimates of the following costs: architectural and engineering fees, governmental agency fees for permits, licenses and inspections, overhead and supervision fees, and Landlord's administrative fees (the "Estimated Work Cost"). The Estimated Work Cost shall separately itemize the cost of changes to the Base Building Improvements for those Tenant Improvements that will necessitate changes in the Base Building Improvements.

               (4) The Estimated Work Cost shall be subject to Tenant's approval, which approval shall not be unreasonably withheld, conditioned or delayed and provided further that if Tenant fails to respond within five (5) business days following Landlord's delivery of the Estimated Work Cost, Tenant shall be conclusively deemed to have given its approval of the




* CONFIDENTIAL TREATMENT REQUESTED



                                       2.

Estimated Work Cost. If Tenant timely disapproves the Estimated Work Cost, then within five-(5) business days thereafter, Tenant shall meet with Landlord, Contractor and Tenant's Architect to discuss value engineering changes to the Preliminary Plans. Within five (5) business days following such meeting, Tenant shall cause Tenant's Architect to revise the Preliminary Plans and to submit new Preliminary Plans for approval by Landlord in accordance with the procedure set forth above and for a new Estimated Work Cost to be prepared by Landlord. The procedure set forth in this paragraph will be repeated until Tenant has approved the Estimated Work Cost.

               (5) Following Landlord's approval of the Preliminary Plans and Tenant's approval of the Estimated Work Cost, Tenant shall cause Tenant's Architect to prepare detailed construction drawings and specifications (the "Working Drawings") for the Tenant Improvements based strictly upon the Preliminary Plans, except as otherwise agreed in writing by Landlord and Tenant. The Working Drawings shall be completed within [...***...] business days after approval of the Preliminary Plans and Estimated Work Cost, but in no event later than [...***...].

               (6) The Working Drawings shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord disapproves the Working Drawings, then within five (5) business days thereafter, Landlord shall meet with Tenant's Architect and Tenant to discuss, or shall submit to the Tenant's Architect and Tenant in writing, the reasons for Landlord's disapproval. Within five (5) business days following such meeting or submission, Tenant shall cause Tenant's Architect to revise the same and to submit new Working Drawings to Landlord, and the same procedure will be repeated as set forth above until Landlord has approved the Working Drawings (the "Approved Plans"). The reasonable costs of preparing the Working Drawings, together with any revisions thereto, may be paid by Landlord to Tenant from Tenant's Allowance. Upon approval of the Working Drawings, Landlord shall deliver to Tenant a list of Tenant Improvements to be removed by Tenant, at Tenant's cost and expense in accordance with Paragraph 11 of the Lease, upon expiration of the Term or earlier termination of the Lease. Notwithstanding the foregoing, during the preparation of the Working Drawings, Landlord shall, upon Tenant's request, advise Tenant of items that will be required to be removed pursuant to the previous sentence.

               (7) Within ten (10) business days after Landlord's approval of the Approved Plans, Tenant shall cause Contractor to furnish to Landlord a cost estimate for the Tenant Improvements based upon the Approved Plans and Landlord shall in turn provide Tenant with a final cost quotation for the Tenant Improvements (the "Final Cost Quotation"). If the Final Cost Quotation is greater than the Tenant's Allowance, Tenant shall be responsible for the difference between the Tenant's Allowance and the Final Cost Quotation (the "Excess Tenant Improvements Cost").

               (8) Landlord and Tenant shall make progress payments on a pro rata basis (in the proportion that the Tenant's Allowance paid by Landlord and the Excess Tenant Improvements Cost paid by Tenant bear to the Final Cost Quotation) from time to time as the Tenant Improvements are constructed in the Premises. Tenant shall pay its pro rata share of any progress payments directly to Contractor or subcontractors, as appropriate, and Landlord shall




* CONFIDENTIAL TREATMENT REQUESTED

                                       3.

pay its pro rata share of any progress payments directly to Contractor or subcontractors, as appropriate. Landlord shall be entitled to suspend or terminate construction of the Tenant Improvements and to declare Tenant in default in accordance with the terms of the Lease, if payment by Tenant of Tenant's pro rata share of any progress payment has not been received by Contractor when due, as required hereunder. Moreover, Landlord shall not be required to pay its pro rata share of any progress payment until such time as Landlord receives from Contractor an unconditional lien waiver as to each progress payment and a conditional lien waiver for the next due progress payment. All lien waivers shall comply with California law regarding materialmen and mechanic's liens. Notwithstanding the foregoing, Tenant may, at Tenant's option and upon reasonable prior written notice to Landlord, pay the full amount of the progress payment and, subject to Landlord's receipt of the lien waivers specified above, obtain reimbursement from Landlord for Landlord's pro rata share promptly after Tenant's delivery to Landlord of a written demand for such pro rata share owing.

        (C) TENANT IMPROVEMENT CONSTRUCTION.

            (1) All Tenant Improvements to be constructed or installed in the Premises shall be performed by Contractor in accordance with the Approved Plans, subject to any changes agreed to by Landlord and Tenant in writing. Landlord shall have no obligation to Tenant for defects in design, workmanship or materials in connection with the Tenant Improvements. Any changes to the Approved Plans shall require the written approval of Landlord and Tenant, which approval shall not be unreasonably withheld, conditioned or delayed. All such changes must be evidenced by a written change order executed by Landlord and Tenant or their agent describing the change required in the Approved Plans, and the cost of such changes shall be paid in accordance with the terms of this Exhibit B-FA.

            (2) Landlord shall coordinate construction of the Tenant Improvements by Contractor with the construction of the Base Building Improvements by Contractor in the most efficient manner reasonably possible for the timely completion of the Base Building Improvements and the Tenant Improvements. Landlord and Tenant shall each use good faith efforts to reasonably resolve any issues or conflicts that may arise during the course of constructing the Tenant Improvements and the Base Building Improvements. Entry by Contractor in accordance with this Exhibit B-FA shall not constitute Tenant's occupancy of the Expansion Space under Paragraph 3 of the Lease; however, all terms and conditions of the Lease shall apply to Contractor's occupancy of and work within the Expansion Space.

            (3) In addition to and without limitation on the requirements set forth in the Lease, Tenant shall ensure that, with respect to the work to be performed as part of Tenant's Contract, Contractor and all subcontractor(s) procure and maintain in full force and effect during the course of construction a "broad form" commercial general liability and property damage policy of insurance naming, Landlord, Tenant and Landlord's lenders as additional insureds. The minimum limit of coverage of the aforesaid policy shall be in the amount of not less that [...***...] for injury or death of one person in any one accident or occurrence and in the amount of not less than [...***...] for injury or death of more than one person in any one accident or occurrence, and shall contain a severability of interest clause or a cross liability endorsement.




* CONFIDENTIAL TREATMENT REQUESTED


                                       4.

Such insurance shall further insure Landlord and Tenant against liability for property damage of at least [...***...].

        (D) TERM COMMENCEMENT.

            (1) Notwithstanding anything in the Lease to the contrary, except as otherwise provided in D.2 and D.3 below, the commencement date as to the Expansion Space (the "Expansion Space Commencement Date") shall be no later than [...***...]. The Expansion Space Commencement Date shall not be adjusted due to delays caused by Tenant or any employee, agent or representative of Tenant ("Tenant Delays"), including, without limitation, delays caused by (i) failure to furnish information in accordance with this Exhibit B-FA or Exhibit A-FA of the Lease; (ii) Tenant's request for any special, long lead time materials or installations as part of the Tenant Improvements or the Tenant Requested Base Building Improvements; (iii) Tenant's changes in the Approved Plans; (iv) any changes initiated by reason of the disapproval of any plans or drawings or any cost proposals or authorizations resulting in the preparation of revised plans, drawings, cost proposals or authorizations beyond the second submission to Landlord for approval; (v) field changes to construction work; (vi) the delivery, installation or completion of the Tenant Improvements work performed by; (vii)Tenant's request for any Tenant Requested Base Building Improvements, as defined in Exhibit A-FA of the Lease or any delay in delivering the Tenant Requested Base Building Improvements beyond the date set forth in Section B.2 of Exhibit A-FA; or (viii) any other act or omission of Tenant.

            (2) Except as may be otherwise specifically provided herein or in the Lease, time periods for either party's performance under any provisions of this Exhibit B-FA, shall be extended for periods of time during which such party is prevented due to circumstances beyond such party's control, including, without limitation, strikes, embargoes, governmental regulations, delays in obtaining permits or materials, acts of God, war, civil commotion or other strife ("Force Majeure Events"). Each party shall use reasonable efforts to mitigate the effect of any Force Majeure Event upon such party's performance hereunder. In addition, if Landlord's Architect fails to complete the Base Building Plans and Specifications on or before the date set forth in Section B.1 of Exhibit A-FA of the First Amendment for reasons other than Tenant Delays, then the Expansion Space Commencement Date shall be delayed by one (1) day for each day of delay in the completion of the Base Building Plans and Specifications.

            (3) Intentionally deleted.

            (4) If, for any reason Landlord cannot perform any other covenant contained in this Exhibit B-FA or in the Lease related to the work described in this Exhibit B-FA, the Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall such failure affect the obligations of Tenant under the Lease or this Exhibit B-FA, except as otherwise specifically provided in the First Amendment.

        (E) GENERAL.

            (1) All drawings, space plans, plans and specifications for any improvements or installations in the Premises are expressly subject to Landlord's prior written approval, which





* CONFIDENTIAL TREATMENT REQUESTED


                                       5.

approval shall not be unreasonably withheld, conditioned or delayed. Any approval by Landlord of any drawings, plans or specifications prepared on behalf of Tenant including, without limitation, any Preliminary Plans, Working Drawings or Approved Plans, or any revisions thereto, shall not in any way bind Landlord, create any responsibility or liability on the part of the Landlord for the completeness of the same, their design sufficiency or compliance with applicable statutes, ordinances or regulations or constitute a representation or warranty by Landlord as to the adequacy or sufficiency of such drawings, plans or specifications, or the improvements to which they relate, but such approval shall merely evidence the consent of Landlord to such drawings, plans or specifications.

               (2) Any failure by Tenant to pay any amounts due hereunder shall have the same effect under the Lease as a failure to pay Rent and any failure by Tenant to perform any of its other obligations hereunder shall be subject to Paragraph 24 of the Lease.




INITIALS:
         -----------------------------

TENANT: /s/
       -------------------------------

LANDLORD /s/
        ------------------------------







                                       6.

                                  EXHIBIT H-FA

                          EXPANSION SPACE WINDOW DATES




CONDITION                                                             INITIAL WINDOW DATE
---------                                                             -------------------
Certificate from Landlord's Architect that the foundation of the         [...***...]
Building has been completed.

Certificate from Landlord's Architect that the construction of           [...***...]
the Building has progressed to a "Water Tight Shell"

Temporary Certificate of Occupancy                                       [...***...]




INITIALS:
         -----------------------------

TENANT: /s/
       -------------------------------

LANDLORD /s/
        ------------------------------






* CONFIDENTIAL TREATMENT REQUESTED


                                       1.

                                    EXHIBIT Z

                             BASIC LEASE INFORMATION




                                     Lease Date:  November 7, 1997; amended by First Amendment
                                                  dated November 10, 1998

                                       Landlord:  HMS Gateway Office, L.P.
                                                  a Delaware limited partnership

                             Landlord's Address:  c/o Hines Interests Limited Partnership
                                                  101 California Street, Suite 1000
                                                  San Francisco, California  94111-5848
                                                  Attn:  Tom Kruggel

                                                  All notices sent to Landlord
                                                  under this Lease shall be sent
                                                  to the above address, with
                                                  copies to:

                                                  Hines Interests Limited Partnership
                                                  101 California Street, Suite 1000
                                                  San Francisco, California  94111-5848
                                                  Attn:  Paul Paradis

                                         Tenant:  Coulter Pharmaceutical, Inc.,
                                                  a Delaware corporation

                        Tenant's Contact Person:  William G. Harris

  Tenant's Address and Telephone Number prior to  550 California Avenue the Commencement Date:  Suite 200
                                                  Palo Alto, California  94306-1440
                                                  (650) 842-7300

 Tenant's Address and Telephone Number after the  600 Gateway Boulevard
                              Commencement Date:  South San Francisco, California  94080
                                                  (650) ___-__________

                         Premises Square Footage  [...***...] square feet, subject to final determination by Landlord's Architect upon
                                                  Commencement of the Term.  Such measurement
                                                  to be made in accordance with Landlord's
                                                  Architect's standard measurement procedures
                                                  or research and development space.

                               Premises Address:  600 and 650 Gateway Boulevard
                                                  South San Francisco, California

                                        Project:  Approximately 7.85 acres of land commonly
                                                  known as Lot 2B of the Gateway Center and
                                                  referred to as the Gateway Technology Center,
                                                  together with the land and improvements on
                                                  which the Project is situated and all Common
                                                  Areas.



* CONFIDENTIAL TREATMENT REQUESTED

                                       1.

      Building (if not the same as the Project):  600 Gateway Boulevard
                                                  South San Francisco, California

        Tenant's Proportionate Share of Project:  [...***...] subject to adjustment in accordance with Paragraph 4(c)(3)

       Tenant's Proportionate Share of Building:  100%

                                 Length of Term:  [...***...]

                    Estimated Commencement Date:  November 14, 1998 for the Original Premises;
                                                  September 1, 1999 for the Expansion Space

                      Estimated Expiration Date:  [...***...]

          Monthly Base Rent (Original Premises):  [...***...]

                                                  The above Monthly Base Rent
                                                  calculations are subject to
                                                  change after final
                                                  determination of the Premises
                                                  Square Footage and any such
                                                  adjustment shall be based on a
                                                  Monthly Base Rent for the
                                                  first Lease year of
                                                  [...***...] per square foot
                                                  multiplied by the Premises
                                                  Square Footage, and each
                                                  subsequent Lease Year being
                                                  [...***...] of the preceding
                                                  Lease Year's Monthly Base
                                                  Rent.

            Monthly Base Rent (Expansion Space):  Monthly Base Rent for the Expansion Space
                                                  shall, as of the Expansion Space Commencement
                                                  Date, be an amount [...***...] the applicable
                                                  rate per square foot being charged from time
                                                  to time under the Lease for the Original
                                                  Premises multiplied by the square footage of
                                                  the Expansion Space.  The rate per square
                                                  foot being charged under the Lease for the
                                                  Original Premises shall be determined by
                                                  dividing the Monthly Base Rent due for the
                                                  Original Premises by the Premises Square
                                                  Footage for the Original Premises.

                                   Prepaid Rent:  None

                        Prepaid Additional Rent:  None

                               Security Deposit:  [...***...]

                                  Permitted Use:  General office and research and development activities associated with
                                                  biotechnology/pharmaceutical services. All uses
                                                  must be in accordance with zoning ordinances of
                                                  the City of South San Francisco.

                      Unreserved Parking Spaces:  [...***...] non-exclusive and undesignated parking spaces.



* CONFIDENTIAL TREATMENT REQUESTED

                                       2.

                                      Broker(s):  CB Commercial Real Estate Group, Inc.
                                                  CB Madison Advisory Group

                             Tenant's Allowance:  [...***...] with respect to the Original Premises
                                                  [...***...] with respect to the Expansion Space





* CONFIDENTIAL TREATMENT REQUESTED


                                       3.